March 21, 2019

ULTIMUS MANAGERS TRUST

HVIA EQUITY FUND

Supplement to the Prospectus and Statement of Additional Information, both dated
June 28, 2018

This supplement updates certain information in the Prospectus and the Statement of Additional Information (the “SAI”) of the HVIA Equity Fund (the “Fund”), a series of Ultimus Managers Trust. For more information or to obtain a copy of the Prospectus or the SAI, free of charge, please contact the Fund at 1-888-209-8710.

Ron Mayfield has been added as a portfolio manager of the Fund. All references to the Fund’s “Portfolio Manager” in the Prospectus and SAI should therefore now be read to refer to the Fund’s two portfolio managers.

Therefore, this supplement updates certain information in the Prospectus and SAI as set forth below:

The following change is made in the section entitled “RISK/RETURN SUMMARY” in the Prospectus:

The following disclosure replaces, in its entirety, the chart in the section entitled “MANAGEMENT OF THE FUND” on page 6 of the Prospectus:

Portfolio Manager	Investment Experience with the Fund	Primary Title with Adviser
Gustave J. Scacco	Since inception in September 2016	Chief Executive Officer/Chief Investment Officer
Ron Mayfield	Since March, 2019	Portfolio Manager

The following change is made in the section entitled “FUND MANAGEMENT” in the Prospectus:

The following disclosure replaces, in its entirety, the subsection entitled “Portfolio Manager” on page 9 of the Prospectus:

Portfolio Managers

The following individuals have primary responsibility for day-to-day management of the Fund’s portfolio:

Gustave J. Scacco is the lead portfolio manager of the Fund. Mr. Scacco has been the Chief Executive Officer and Chief Investment Officer of the Adviser since joining the Adviser in February 2015. Prior to joining the Adviser, Mr. Scacco was Chief Operating Officer and Senior Equity Analyst at TigerShark Management, LLC, an employee-owned hedge fund sponsor, starting in February 2011. He has over 13 years of experience as a portfolio manager and analyst. Mr. Scacco has a Bachelor of Business Administration from Adelphi University and an MBA in Finance from Hofstra University.

March 21, 2019

Ron Mayfield is a portfolio manager of the Fund. Mr. Mayfield has been a Portfolio Manager of the Adviser since joining the Adviser in 2014 and serves as the primary equity analyst of the Fund’s portfolio, overseeing risk management, industry and individual security weights, and securities research. Prior to joining the Adviser, Mr. Mayfield spent 1 year as a Personal Financial Associate at LPL Financial/First Niagara Investment Services, 3 years as a Service Associate at Lord Abbett, LLC, and 1 year in Client Services at Prudential. He has 11 years of total industry experience. Mr. Mayfield graduated Summa Cum Laude with a Bachelor of Science in Business with a concentration in Finance from SUNY New Paltz. He is a CFA charter holder.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and their ownership of shares of the Fund.

The following change is made in the section entitled “INVESTMENT ADVISER” in the SAI:

The following disclosure replaces, in its entirety, the subsection entitled “Portfolio Manager” beginning on page 20 of the SAI:

Portfolio Managers

The Fund is managed by Gustave J. Scacco and Ron Mayfield (the “Portfolio Managers”), who are responsible for the day-to-day implementation of investment strategies for the Fund.

Other Accounts Managed by Portfolio Managers

In addition to the Fund, the Portfolio Managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of February 28, 2018.

Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (million)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance (million)
Gustave J. Scacco	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	31	$16.3	0	$0
Ron Mayfield	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	259	$65.9	0	$0

March 21, 2019

Potential Conflicts of Interest

The Portfolio Managers each serve as portfolio manager for the Fund and provide investment advice to other accounts (“Other Accounts”). The Portfolio Managers’ management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the Other Accounts, on the other. A potential conflict of interest may arise when a particular investment may be suitable for both the Fund and the Other Accounts, whereby the Portfolio Managers could favor one account over another. However, the Adviser has established policies and procedures to ensure that such investments will be allocated between the Fund and the Other Accounts pro rata based on the available funding or in some other manner determined to be fair and equitable.

A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. The Portfolio Managers know the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of the Fund’s trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Fund, or vice versa.

Another potential conflict could include the Adviser rendering investment management services to qualified clients for a performance-based fee. That fee could be an incentive for the Adviser to make riskier or more speculative investments than would be the case absent of a performance-based fee. The Adviser has established policies and procedures to ensure that any recommendations made are in the best interest of the clients regardless of the fee.

Compensation

Gustave J. Scacco is not compensated directly by the Fund. He receives a salary plus a bonus from the Adviser. As such, performance and asset levels of the Fund will directly affect the profits of the Adviser (and, indirectly, the total compensation paid to Mr. Scacco).

Ron Mayfield is not compensated directly by the Fund. He receives a salary plus a bonus from the Adviser. As such, performance and asset levels of the Fund will directly affect the profits of the Adviser (and, indirectly, the total compensation paid to Mr. Mayfield).

Ownership of Fund Shares

The table below shows the value of shares of the Fund beneficially owned by the Portfolio Managers of the Fund as of February 28, 2018 stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

March 21, 2019

Name of Portfolio Manager	Dollar Range of Shares of the Fund
Gustave J. Scacco	B
Ron Mayfield	A

If you have any questions regarding the Fund, please call 1-888-209-8710.

Investors Should Retain this Supplement for Future Reference